FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “ Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Encore	4,021	924,766,674.53	100.00	6.928	622	81.75

Total:	4,021	924,766,674.53	100.00	6.928	622	81.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	8	1,995,679.25	0.22	4.994	648	75.78
5.001 - 5.500	107	31,639,075.83	3.42	5.373	645	76.01
5.501 - 6.000	543	150,988,153.38	16.33	5.891	641	75.97
6.001 - 6.500	618	167,341,381.01	18.10	6.326	633	78.86
6.501 - 7.000	988	247,334,956.54	26.75	6.835	623	82.93
7.001 - 7.500	552	129,668,423.67	14.02	7.310	614	86.12
7.501 - 8.000	500	106,174,381.48	11.48	7.815	605	86.23
8.001 - 8.500	181	33,033,209.35	3.57	8.287	589	82.83
8.501 - 9.000	156	24,164,124.49	2.61	8.815	579	83.45
9.001 - 9.500	86	10,395,695.39	1.12	9.268	575	82.97
9.501 - 10.000	114	10,180,761.86	1.10	9.840	593	85.88
10.001 - 10.500	62	4,939,001.64	0.53	10.287	596	87.77
10.501 - 11.000	67	4,250,087.87	0.46	10.799	615	93.08
11.001 - 11.500	23	1,480,856.73	0.16	11.317	617	91.41
11.501 - 12.000	13	971,366.13	0.11	11.872	577	80.21
12.001 - 12.500	3	209,519.91	0.02	12.226	524	67.99

Total:	4,021	924,766,674.53	100.00	6.928	622	81.75

Min: 4.990
Max: 12.500
Weighted Average: 6.928

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	142	5,306,149.32	0.57	9.816	647	95.17
50,000.01 - 100,000.00	482	36,856,273.13	3.99	8.340	613	83.83
100,000.01 - 150,000.00	657	82,715,123.79	8.94	7.357	608	80.69
150,000.01 - 200,000.00	617	108,434,851.14	11.73	7.058	608	80.80
200,000.01 - 250,000.00	505	113,923,964.47	12.32	6.850	614	80.63
250,000.01 - 300,000.00	543	149,379,243.66	16.15	6.741	621	81.14
300,000.01 - 350,000.00	357	115,639,049.89	12.50	6.726	627	81.87
350,000.01 - 400,000.00	296	110,746,405.05	11.98	6.786	629	83.19
400,000.01 - 450,000.00	201	85,711,364.38	9.27	6.725	625	82.68
450,000.01 - 500,000.00	122	58,471,301.91	6.32	6.683	638	83.03
500,000.01 - 550,000.00	42	22,326,271.98	2.41	6.827	638	82.18
550,000.01 - 600,000.00	39	22,373,230.24	2.42	6.722	647	83.30
600,000.01 - 650,000.00	12	7,599,618.51	0.82	6.715	616	81.36
650,000.01 - 700,000.00	1	696,304.80	0.08	5.990	586	69.70
700,000.01 - 750,000.00	1	739,894.38	0.08	5.900	632	80.00
850,000.01 - 900,000.00	1	870,942.00	0.09	5.640	744	68.04
950,000.01 - 1,000,000.00	3	2,976,685.88	0.32	7.527	618	53.35

Total:	4,021	924,766,674.53	100.00	6.928	622	81.75

Min: $24,939.24
Max: $1,000,000.00
Average: $229,984.25

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	1,787	399,277,890.90	43.18	7.130	600	82.32
ARM 2/28 — IO	833	255,491,421.18	27.63	6.541	641	81.49
Fixed 30 yr	557	114,084,990.22	12.34	6.750	629	77.56
ARM 1/29	135	36,477,898.86	3.94	6.958	613	84.38
ARM 3/27	166	33,945,065.97	3.67	7.333	626	82.92
ARM 3/27 — IO	96	28,379,760.45	3.07	6.396	654	81.97
Fixed 30 yr — IO	59	17,795,801.95	1.92	6.342	675	78.52
Balloon 30/15	183	11,721,270.95	1.27	9.957	665	99.85
ARM 5/25	34	8,389,438.61	0.91	6.422	630	75.89
6 Month ARM	30	8,335,517.99	0.90	7.136	634	86.32
Fixed 20 yr	107	7,397,349.80	0.80	9.002	645	91.13
Fixed 15 yr	27	2,854,095.58	0.31	7.258	629	75.04
Fixed 10 yr	4	310,611.37	0.03	7.088	597	61.00
Fixed 25 yr	2	245,560.70	0.03	6.290	662	74.06
Fixed 15 yr — IO	1	60,000.00	0.01	7.440	713	9.23

Total:	4,021	924,766,674.53	100.00	6.928	622	81.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	3,081	770,296,993.96	83.30	6.901	618	82.13
Balloon	183	11,721,270.95	1.27	9.957	665	99.85
Fixed	757	142,748,409.62	15.44	6.826	635	78.26

Total:	4,021	924,766,674.53	100.00	6.928	622	81.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	96	20,413,877.13	2.21	7.110	632	76.96
2	605	139,630,789.83	15.10	7.076	633	78.25
3	844	171,754,880.81	18.57	7.303	628	83.42
4	645	152,096,243.04	16.45	6.900	628	84.44
5	1,379	324,193,403.25	35.06	6.805	615	80.81
6	318	80,093,668.12	8.66	6.714	607	84.19
7	100	27,801,184.12	3.01	6.191	608	81.81
8	31	8,104,224.50	0.88	6.122	604	81.83
9	2	362,731.38	0.04	6.038	598	76.84
11	1	315,672.35	0.03	6.800	573	85.00

Total:	4,021	924,766,674.53	100.00	6.928	622	81.75

Min: 1
Max: 11
Weighted Average: 4

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	3,742	907,952,863.13	98.18	6.871	621	81.42
2	279	16,813,811.40	1.82	10.043	659	99.84

Total:	4,021	924,766,674.53	100.00	6.928	622	81.75

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.01 - 10.00	1	60,000.00	0.01	7.440	713	9.23
10.01 - 15.00	1	39,673.22	0.00	6.200	781	11.03
15.01 - 20.00	2	202,336.17	0.02	7.592	566	18.17
20.01 - 25.00	5	426,918.88	0.05	6.366	677	23.11
25.01 - 30.00	4	359,179.70	0.04	6.727	638	26.74
30.01 - 35.00	8	1,105,252.59	0.12	6.506	630	31.51
35.01 - 40.00	12	1,336,444.48	0.14	6.941	611	38.00
40.01 - 45.00	32	5,940,921.34	0.64	6.826	613	43.18
45.01 - 50.00	35	7,463,579.59	0.81	6.537	607	48.05
50.01 - 55.00	54	11,438,775.43	1.24	6.587	609	53.08
55.01 - 60.00	65	14,631,631.34	1.58	6.745	601	58.20
60.01 - 65.00	165	39,601,350.34	4.28	6.850	590	62.95
65.01 - 70.00	220	53,345,865.77	5.77	6.784	596	68.73
70.01 - 75.00	278	66,748,423.02	7.22	6.647	603	73.98
75.01 - 80.00	978	236,631,870.89	25.59	6.553	627	79.55
80.01 - 85.00	648	161,474,506.55	17.46	6.907	610	84.32
85.01 - 90.00	745	193,360,091.32	20.91	7.078	624	89.53
90.01 - 95.00	380	92,720,678.41	10.03	7.334	652	94.77
95.01 - 100.00	388	37,879,175.49	4.10	8.667	669	99.90

Total:	4,021	924,766,674.53	100.00	6.928	622	81.75

Min: 9.23
Max: 100.00
Weighted Average: 81.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

475 - 499	28	4,602,688.05	0.50	9.684	487	64.19
500 - 524	190	36,082,421.80	3.90	7.903	511	73.30
525 - 549	230	47,472,016.69	5.13	7.666	535	76.29
550 - 574	361	81,052,944.04	8.76	7.278	562	80.14
575 - 599	536	121,115,920.17	13.10	6.805	587	79.01
600 - 624	879	211,882,194.66	22.91	6.806	612	82.14
625 - 649	714	164,821,577.02	17.82	6.799	636	83.73
650 - 674	494	110,427,080.60	11.94	6.836	660	84.68
675 - 699	278	67,390,936.06	7.29	6.775	686	85.29
700 - 724	167	42,788,314.31	4.63	6.505	710	83.77
725 - 749	70	18,304,848.69	1.98	6.568	736	83.80
750 - 774	51	13,634,220.28	1.47	6.761	762	82.78
775 - 799	19	4,281,542.45	0.46	6.657	782	82.70
800 - 824	4	909,969.71	0.10	6.381	806	77.53

Total:	4,021	924,766,674.53	100.00	6.928	622	81.75

Min: 475
Max: 813
NZ Weighted Average: 622

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	2,831	680,812,573.34	73.62	6.888	615	80.62
Purchase	851	171,376,366.33	18.53	7.129	654	86.22
Rate/Term Refinance	339	72,577,734.86	7.85	6.833	612	81.85

Total:	4,021	924,766,674.53	100.00	6.928	622	81.75

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	2,938	650,623,429.26	70.36	6.911	618	81.63
Duplex	305	84,408,148.84	9.13	6.956	632	81.69
PUD	292	78,277,770.72	8.46	6.750	628	81.85
Condo	276	56,757,386.10	6.14	7.038	634	84.01
3-4 Family	83	28,301,140.65	3.06	7.270	631	77.52
Townhouse	121	25,112,393.96	2.72	7.192	619	85.03
Manufactured	6	1,286,405.00	0.14	7.253	595	71.89

Total:	4,021	924,766,674.53	100.00	6.928	622	81.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	2,408	512,078,275.72	55.37	6.737	610	80.32
Stated	1,430	365,228,094.44	39.49	7.203	639	83.89
Limited	113	30,573,715.53	3.31	6.935	590	79.36
12 mo. Bank Statements	60	13,956,773.28	1.51	6.782	659	83.59
24 mo. Bank Statements	10	2,929,815.56	0.32	6.743	615	81.69

Total:	4,021	924,766,674.53	100.00	6.928	622	81.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	3,768	872,072,494.10	94.30	6.890	621	81.82
Non-Owner Occupied	250	51,878,210.70	5.61	7.565	634	80.87
Second Home	3	815,969.73	0.09	7.160	625	69.12

Total:	4,021	924,766,674.53	100.00	6.928	622	81.75

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	9	860,865.45	0.09	8.949	550	85.80
Alaska	1	158,339.38	0.02	6.990	563	69.74
Arizona	51	9,244,353.33	1.00	7.054	616	82.34
Arkansas	3	342,689.34	0.04	7.210	593	86.89
California	1,565	447,184,168.78	48.36	6.657	624	79.61
Colorado	19	3,597,108.92	0.39	6.792	616	84.95
Connecticut	53	10,823,633.12	1.17	7.138	615	83.61
Delaware	2	406,867.49	0.04	7.224	574	76.26
District of Columbia	10	2,981,436.73	0.32	7.536	602	82.72
Florida	385	64,788,372.33	7.01	7.085	619	82.66
Georgia	88	11,337,794.66	1.23	7.518	613	85.12
Hawaii	9	2,913,917.66	0.32	6.483	624	81.07
Idaho	2	283,962.04	0.03	6.779	707	81.77
Illinois	554	112,330,156.36	12.15	7.218	626	85.26
Indiana	22	2,080,978.69	0.23	7.852	606	88.71
Iowa	12	1,721,120.53	0.19	7.589	674	88.27
Kansas	4	524,029.40	0.06	7.812	627	83.64
Kentucky	13	1,224,063.43	0.13	7.531	627	87.38
Louisiana	23	1,949,115.64	0.21	7.789	612	85.65
Maine	5	815,827.47	0.09	6.903	640	82.56
Maryland	151	36,361,682.12	3.93	7.157	609	82.29
Massachusetts	51	13,191,741.10	1.43	7.243	621	83.35
Michigan	103	13,311,783.42	1.44	7.558	607	86.38
Minnesota	53	10,055,951.20	1.09	7.101	617	84.09
Mississippi	6	670,006.82	0.07	7.389	575	79.15
Missouri	28	2,730,631.18	0.30	7.464	632	87.59
Nebraska	1	61,113.44	0.01	9.740	600	85.00
Nevada	73	16,887,963.65	1.83	6.730	615	82.66
New Hampshire	10	2,071,644.44	0.22	7.551	609	81.03
New Jersey	45	12,076,052.44	1.31	7.363	612	81.23
New Mexico	16	2,238,641.01	0.24	7.842	611	88.53
New York	199	61,489,952.33	6.65	7.038	623	82.98
North Carolina	10	1,446,066.05	0.16	7.486	611	85.44
Ohio	51	6,984,108.91	0.76	7.273	615	86.79
Oklahoma	4	357,779.96	0.04	6.522	686	86.65
Oregon	5	791,056.80	0.09	6.194	610	74.50
Pennsylvania	67	10,395,098.19	1.12	7.441	600	83.33
Rhode Island	16	3,730,424.33	0.40	7.286	639	87.47
South Carolina	20	2,226,026.15	0.24	7.803	611	87.05
South Dakota	1	93,039.90	0.01	8.190	635	95.00
Tennessee	16	1,815,321.90	0.20	7.639	628	87.60
Texas	19	1,918,224.59	0.21	7.714	606	78.83
Utah	7	1,519,012.12	0.16	6.211	627	83.14
Virginia	170	35,280,624.41	3.82	7.075	618	83.07
Washington	33	5,744,725.44	0.62	6.786	627	85.95
West Virginia	7	1,019,390.29	0.11	8.930	555	74.53
Wisconsin	28	4,547,409.22	0.49	7.971	614	79.73
Wyoming	1	182,402.37	0.02	6.750	623	80.00

Total:	4,021	924,766,674.53	100.00	6.928	622	81.75

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	1,260	270,179,926.39	29.22	7.280	622	84.08
12	268	80,048,501.97	8.66	6.855	626	81.53
24	1,771	416,492,994.81	45.04	6.853	616	81.59
36	720	157,597,148.73	17.04	6.565	633	78.36
60	2	448,102.63	0.05	5.981	603	65.97

Total:	4,021	924,766,674.53	100.00	6.928	622	81.75

Loans with Penalty: 70.78

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.001 - 4.500	45	9,199,011.11	1.19	7.310	649	84.26
4.501 - 5.000	242	48,208,323.47	6.26	7.130	616	85.32
5.001 - 5.500	26	5,983,382.52	0.78	6.646	620	77.87
5.501 - 6.000	1,923	509,130,857.73	66.10	6.717	629	82.67
6.001 - 6.500	103	19,314,693.08	2.51	7.729	644	92.11
6.501 - 7.000	740	177,895,434.62	23.09	7.262	585	78.62
7.001 - 7.500	2	565,291.43	0.07	7.295	623	90.00

Total:	3,081	770,296,993.96	100.00	6.901	618	82.13

Min: 4.100
Max: 7.440
Weighted Average (>0): 6.081

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.501 - 12.000	9	2,204,621.43	0.29	5.088	648	75.23
12.001 - 12.500	107	31,515,297.29	4.09	5.384	643	76.24
12.501 - 13.000	442	125,069,090.40	16.24	5.876	635	76.93
13.001 - 13.500	437	124,233,368.93	16.13	6.325	631	80.39
13.501 - 14.000	797	206,381,637.54	26.79	6.835	621	83.41
14.001 - 14.500	477	116,989,300.41	15.19	7.312	614	86.22
14.501 - 15.000	435	97,123,555.73	12.61	7.817	604	86.44
15.001 - 15.500	146	29,232,086.94	3.79	8.288	584	82.24
15.501 - 16.000	125	21,805,600.33	2.83	8.814	574	82.96
16.001 - 16.500	41	6,963,198.89	0.90	9.273	554	79.43
16.501 - 17.000	33	4,676,530.04	0.61	9.777	526	71.36
17.001 - 17.500	17	2,032,448.52	0.26	10.249	522	73.13
17.501 - 18.000	6	879,675.00	0.11	10.722	497	66.59
18.001 - 18.500	4	437,083.45	0.06	11.208	528	70.93
18.501 - 19.000	3	579,244.41	0.08	11.902	540	66.81
19.001 - 19.500	2	174,254.65	0.02	12.231	509	61.51

Total:	3,081	770,296,993.96	100.00	6.901	618	82.13

Min: 11.990
Max: 19.500
Weighted Average (>0): 13.900

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	8	1,995,679.25	0.26	4.994	648	75.78
5.001 - 5.500	105	31,168,270.10	4.05	5.371	643	76.23
5.501 - 6.000	443	125,278,032.58	16.26	5.876	635	76.92
6.001 - 6.500	438	124,383,899.53	16.15	6.324	631	80.36
6.501 - 7.000	797	206,381,637.54	26.79	6.835	621	83.41
7.001 - 7.500	478	117,185,797.00	15.21	7.312	614	86.23
7.501 - 8.000	434	96,978,386.04	12.59	7.815	604	86.45
8.001 - 8.500	146	29,232,086.94	3.79	8.288	584	82.24
8.501 - 9.000	126	21,950,770.02	2.85	8.813	573	82.94
9.001 - 9.500	41	6,963,198.89	0.90	9.273	554	79.43
9.501 - 10.000	33	4,676,530.04	0.61	9.777	526	71.36
10.001 - 10.500	17	2,032,448.52	0.26	10.249	522	73.13
10.501 - 11.000	6	879,675.00	0.11	10.722	497	66.59
11.001 - 11.500	4	437,083.45	0.06	11.208	528	70.93
11.501 - 12.000	3	579,244.41	0.08	11.902	540	66.81
12.001 - 12.500	2	174,254.65	0.02	12.231	509	61.51

Total:	3,081	770,296,993.96	100.00	6.901	618	82.13

Min: 4.990
Max: 12.500
Weighted Average (>0): 6.901

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	4	695,941.34	0.09	7.015	637	83.00
1.500	10	2,187,354.12	0.28	7.489	597	81.01
2.000	279	79,451,023.26	10.31	6.754	635	82.48
3.000	2,788	687,962,675.24	89.31	6.916	616	82.09

Total:	3,081	770,296,993.96	100.00	6.901	618	82.13

Min: 1.000
Max: 3.000
Weighted Average (>0): 2.891

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	6	1,078,192.67	0.14	6.647	613	77.56
1.500	176	47,281,414.21	6.14	7.006	615	84.52
2.000	2,899	721,937,387.08	93.72	6.895	619	81.98

Total:	3,081	770,296,993.96	100.00	6.901	618	82.13

Min: 1.000
Max: 2.000
Weighted Average (>0): 1.968

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.